--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 26, 1999


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-51279                   13-3633241
         --------                    ---------                   ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


245 Park Avenue
New York, New York                                                   10167
------------------                                                   -----
(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of February 1, 1999 among Structured Asset Mortgage Investments Inc. as depositor, Norwest Bank Minnesota, National Association as master servicer and The First National Bank of Chicago as trustee. Investors other than those specifically requesting them.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   STRUCTURED ASSET MORTGAGE
                                                   INVESTMENTS INC.

                                                   By:     /s/ Sara Bonesteel
                                                           ---------------------
                                                   Name:   Sara Bonesteel
                                                   Title:  Managing Director




Dated:  February 26, 1999

                                  EXHIBIT INDEX


                 Item 601 (a) of        Sequentially
Exhibit          Regulation S-K         Numbered
Number           Exhibit No.            Description                        Page
------           -----------            -----------                        ----

1                   4                   Pooling and Servicing                5
                                        Agreement